SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 23, 2004
                                                         -----------------

                       CHINA WIRELESS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                       333-49388                91-1966948
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)


     1746 Cole Boulevard, Suite 225, Golden, Colorado            80401-3210
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (303) 277-9968
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.     Changes in Control of Registrant

         Not applicable.

Item 2.     Acquisition or Disposition of Assets

         Not applicable.

Item 3.     Bankruptcy or Receivership

         Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.     Other Events and Regulation FD Disclosure

            The Registrant has added the following member to its Board of
Directors: Dr. Allan Rabinoff. On February 23, 2004, the Board of Directors of the Registrant appointed Dr. Allan Rabinoff as a board member.

Item 6.     Resignations of Registrant's Directors

         Not applicable.

Item 7.     Financial Statements and Exhibits

         Not applicable.

Item 8.     Change in Fiscal Year

         Not applicable.

Item 9.     Regulation FD Disclosure

         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHINA WIRELESS COMMUNICATIONS, INC.



Date: February 23, 2004        By: /s/ BRAD WOODS
                                  ----------------------------------------
                                      Brad Woods
                                      Interim President & CEO
                                      (Principal Executive Officer)